                                               Pursuant to Rule 497(h)(1)
                                               File Nos. 333-50597 and 811-08761

                                4,076,548 Shares
                                  Estee Lauder
                    Automatic Common Exchange Security Trust
$3.80 Trust Automatic Common Exchange Securities (TRACES Trademark/Servicemark)
 (Subject to exchange into Shares of Class A Common Stock of The Estee Lauder
                                 Companies Inc.)

                            ------------------------

     Each of the $3.80 Trust Automatic Common Exchange Securities (the 'Securities') of Estee Lauder Automatic Common Exchange Security Trust (the 'Trust') represents the right to receive an annual distribution of $3.80, and will be exchanged for between 0.8333 shares and one share of Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), of The Estee Lauder Companies Inc. (the 'Company') on the Exchange Date described below.

     The Trust is a newly organized, finite-term Trust established to acquire and hold a fixed portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through June 5, 2001, and forward purchase contracts (the 'Contracts') with certain existing stockholders of the Company (the 'Sellers') relating to the Class A Common Stock. The Trust's investment objective is to provide each registered holder of Securities (each, a 'Holder') with a quarterly distribution of $0.9512 per Security and, on the Exchange Date, a number of shares of Class A Common Stock per Security equal to the Exchange Rate.

     The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price (as defined herein) of the Class A Common Stock on the Exchange Date:

          -- if the Average Market Price is less than the Appreciation Threshold
             Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Class A Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

          -- if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock; and

          -- if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

For purposes of this formula, the Appreciation Threshold Price is $73.05 and the Initial Price is $60.875. The formula will be subject to adjustment in certain events. All Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof.

     In lieu of delivering Class A Common Stock, one of the Contracts (the 'Extendible Contract'), covering approximately 24.3% of the shares of Class A Common Stock subject to all Contracts (or 34.2% if the Underwriters' over-allotment option is exercised in full), entitles the Seller thereunder to elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Class A Common Stock determined pursuant to the above formula (the 'Cash Settlement Alternative').

Holders of Securities will receive cash instead of a portion of the Class A Common Stock otherwise deliverable upon settlement of the Contracts if such Seller elects the Cash Settlement Alternative.
                                                        (Continued on next page)

     See 'Risk Factors' beginning on Page 21 of this Prospectus for a discussion of certain factors relevant to an investment in the Securities.

                             ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
        ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ----------------------

                                                                                                        Proceeds to
                                  Price to Public                    Sales Load(1)                      the Trust(2)
                          --------------------------------  --------------------------------  --------------------------------
Per Security............              $60.875                            $--(4)                           $60.875
Total(3)................            $248,159,860                         $--(4)                         $248,159,860

------------------
(1) The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See 'Underwriting'.
(2) Expenses of the offering, which are payable by the Sellers, are estimated to be $550,000.
(3) The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional 611,482 Securities at the price to public per Security, solely to cover over-allotments. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Trust will be $285,383,826, $-- and $285,383,826, respectively. See 'Underwriting'.
(4) In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters as compensation ('Underwriters' Compensation') $1.83 per Security. See 'Underwriting'.

                             ----------------------

     The Securities are offered severally by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that the Securities will be ready for delivery in book entry form only through the facilities of The Depository Trust Company, on or about June 5, 1998, against payment therefor in immediately available funds.

Goldman, Sachs & Co.
                              Merrill Lynch & Co.
                                                               J.P. Morgan & Co.
                             ----------------------

                  The date of this Prospectus is June 2, 1998.

     The Exchange Date under each Contract will be June 5, 2001, except that the Extendible Contract permits the Seller thereunder to elect (i) to extend the Exchange Date under such Contract to September 5, 2001, provided such Seller delivers to the Trust additional U.S. Treasury securities sufficient to fund the Trust's pro rated quarterly distribution on such date, and (ii) following such an extension, to accelerate the Exchange Date under such Contract, to a date not earlier than June 5, 2001, in connection with the consummation of a Rollover Offering (as defined herein). If such Seller were to exercise its right to extend the Exchange Date under the Extendible Contract, the Trustee will distribute on June 5, 2001 those assets that are delivered to it under the Contracts on that date, and it will distribute the assets that are delivered to it on the extended Exchange Date promptly after it receives those assets. Following the distribution on June 5, 2001, the value of the Securities will be reduced, and there may be a reduction in the liquidity of the Securities during the period from June 5, 2001 until the final Exchange Date, which will occur not later than September 5, 2001. The Holders of record on the regular quarterly record date will receive the full scheduled quarterly distribution on June 5, 2001. If the Exchange Date under the Extendible Contract occurs after June 5, 2001, the Holders of record on such later Exchange Date will receive a distribution, in an amount equal to a portion of the regular quarterly distribution on the Securities proportionate to the number of shares covered by the Extendible Contract, accruing to such Exchange Date but not thereafter.

     Holders of Securities will receive distributions at a higher annual rate than the current annual dividends paid on the Class A Common Stock. There is no assurance, however, that this relative relationship will prevail over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Class A Common Stock because Holders of Securities will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Class A Common Stock is at or below the Appreciation Threshold Price, and less than all of the appreciation if at that time the Average Market Price is above the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price is less than the price to public per Security shown below.

     The Company is not affiliated with the Trust.

     Application has been made to list the Securities on the New York Stock Exchange under the symbol 'ECT'. Prior to this offering there has been no public market for the Securities. The last reported sale price of the Class A Common Stock on the New York Stock Exchange on June 2, 1998, was $60.875 per share.

     The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Class A Common Stock or adverse changes in the financial condition of the Company.

     This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.


     The Securities may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contracts and the U.S. Treasury securities held by the Trust.

     The Trust will be a grantor trust for federal income tax purposes and each holder of Securities will be treated as the owner of its pro rata portions of the U.S. Treasury securities and the Contracts acquired by the Trust with the proceeds of the Securities. For a discussion of the principal United States federal income tax consequences of ownership of Securities, see 'Certain Federal Income Tax Considerations'.

     THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES, AND THE IMPOSITION OF A PENALTY BID, DURING AND AFTER THE OFFERING. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE 'UNDERWRITING'. SUCH ACTIVITIES MAY MAINTAIN THE MARKET PRICE OF THE SECURITIES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH ACTIVITIES, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               PROSPECTUS SUMMARY

     This summary of the provisions relating to the Securities does not purport to be complete and is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus. Certain terms used in this summary are defined elsewhere in this Prospectus.

THE TRUST

     GENERAL. The Trust is a newly organized, finite-term trust. The Trust will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the 'Investment Company Act'). Under provisions of the Internal Revenue Code of 1986, as amended (the 'Code'), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

     INVESTMENT OBJECTIVE AND POLICIES. The Trust will initially acquire and hold a fixed portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through June 5, 2001, and the Contracts with the Sellers obligating each Seller, on the Exchange Date, to deliver to the Trust a number of shares of Class A Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to such Seller's Contract (or to the extent the Seller that has the Cash Settlement Alternative elects to deliver cash in lieu of shares of Class A Common Stock, an amount of cash equal to the Average Market Price thereof). The Trust's investment objective is to provide the Holders of Securities with a quarterly distribution of $0.9512 per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities acquired by the Trust with the proceeds of the Securities) and, on the Exchange Date, a number of shares of Class A Common Stock per Security equal to the Exchange Rate (or to the extent the Seller that has the Cash Settlement Alternative elects to deliver cash in lieu of shares of Class A Common Stock, an amount of cash equal to the Average Market Price thereof).

     The Exchange Date under each Contract will be June 5, 2001, except that the Extendible Contract, which covers approximately 24.3% of the shares of Class A Common Stock subject to all Contracts (or 34.2% if the Underwriters' over-allotment option is exercised in full), permits the Seller thereunder (i) to elect to extend the Exchange Date under such Contract to September 5, 2001, provided such Seller delivers to the Trust additional U.S. Treasury securities sufficient to fund the Trust's pro rated quarterly distribution on such date, and (ii) following such an extension, to accelerate the Exchange Date, to a date not earlier than June 5, 2001, in connection with the consummation of a Rollover Offering. The Trustee will distribute on June 5, 2001 those assets that are delivered to it on that date under the Contracts other than the Extendible Contract and under the Extendible Contract if it is not extended. If the Seller under the Extendible Contract exercises its right to extend the Exchange Date under such Contract, the Trustee will distribute the assets that are delivered to it under that Contract on the extended Exchange Date promptly after it receives those assets. Following the distribution on June 5, 2001, the value of the Securities will be reduced, and there may be a reduction in the liquidity of the Securities during the period from June 5, 2001 until the final Exchange Date, which will occur not later than September 5, 2001. The Holders of record on the regular quarterly record date will receive the full scheduled quarterly distribution on June 5, 2001. If the Exchange Date under the Extendible Contract occurs after June 5, 2001, the Holders of record on such later Exchange Date will receive a distribution, in an amount equal to a portion of the regular quarterly distribution on the Securities proportionate to the number of shares covered by the Extendible Contract, accruing to such Exchange Date but not thereafter.

     The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price of the Class A Common Stock on the Exchange Date:

     o if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Class A Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

     o if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock; and

     o if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

For purposes of this formula, the Appreciation Threshold Price is $73.05 and the Initial Price is $60.875. The formula will be subject to adjustment in certain events.

     The Exchange Rate formula provides the Trust with the potential for a portion of any capital appreciation above the Appreciation Threshold Price on the Class A Common Stock, but no protection from depreciation of the Class A Common Stock.

     All Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See 'Investment Objective and Policies--Trust Termination'.

     STRUCTURE. The purchase price under the Contracts is equal to $50.375 per share of Class A Common Stock initially subject thereto and $205,357,094 (4,076,548 shares of Class A Common Stock) in the aggregate (assuming no exercise of the Underwriters' over-allotment option) and is payable to the Sellers by the Trust at the closing of the offering of the Securities, out of the proceeds of such offering. The obligations of the Sellers under the Contracts will be secured by a pledge of the Class A Common Stock (or at the election of the Sellers, by substitute collateral consisting of short-term, direct obligations of the U.S. Government). See 'Investment Objective and Policies--The Contracts--Collateral Arrangements; Acceleration'.

     The balance of the offering proceeds will be used to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities through June 5, 2001. The Seller under the Extendible Contract may extend the Exchange Date under that Contract to September 5, 2001 (subject to subsequent acceleration at the election of such Seller in connection with a Rollover Offering), provided such Seller delivers to the Trust, on or prior to June 5, 2001, additional U.S. Treasury securities sufficent to fund the Trust's pro rated quarterly distribution on September 5, 2001. If such Seller later accelerates the Exchange Date under such Contract, such Seller will, pursuant to the Extendible Contract, repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date, as accelerated, at a price equal to the aggregate unpaid distributions on the Securities accruing to such Exchange Date.

THE OFFERING

     The Trust is offering 4,076,548 Securities to the public at a purchase price of $60.875 per Security (which is equal to the last reported sale price of the Class A Common Stock on the date of this Prospectus) through Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. (the 'Underwriters'). In addition, the Underwriters have been granted an option to purchase up to 611,482 additional Securities solely for the purpose of covering over-allotments. See 'Underwriting'.

THE SECURITIES

     GENERAL. The Securities are designed to provide investors with a higher distribution per Security than the dividend currently paid per share on the Class A Common Stock. The annual distribution per Security is $3.80. Based on the current annual dividend rate of $0.34 per share of Class A Common Stock, the annual per share distribution per Security is $3.46 greater than the current annual per share dividend rate on the Class A Common Stock. Future declarations of dividends on the Class A Common Stock by the Company and the amount of such dividends are discretionary with its Board of Directors and subject to legal and other factors. Such further declarations will necessarily depend on the Company's future earnings, financial condition, capital requirements and other factors. Quarterly distributions on the Securities through June 5, 2001 will consist solely of the cash received from the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities. The Trust will not be entitled to any dividends that may be declared on the Class A Common Stock. A portion of each year's distributions through June 5, 2001 on the Securities will constitute a return of capital for U.S. federal income tax purposes. See 'Investment Objectives and Policies--Tax Treatment of Distributions'.

     Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Class A Common Stock. There is no assurance, however, that this relative relationship will prevail over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Class A Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Class A Common Stock is at or below the Appreciation Threshold Price (which represents an appreciation of 120% of the Initial Price). Moreover, because a Holder will only receive 0.8333 shares of Class A Common Stock per Security (or, in the case of a cash settlement of the Extendible Contract, the Average Market Price in respect of a portion thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange 83.33% of any appreciation of the value of the Class A Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

     DISTRIBUTIONS. Holders are entitled to receive distributions at the rate per Security of $3.80 per annum or $0.9512 per quarter, payable quarterly on each March 5, June 5, September 5 and December 5, or, if any such date is not a business day, on the next succeeding business day, to Holders of record as of each February 19, May 22, August 22 and November 21, respectively. The first distribution will be payable on September 5, 1998 to Holders of record as of August 22, 1998. See 'Investment Objective and Policies--Tax Treatment of Distributions'.

     MANDATORY EXCHANGE. On the Exchange Date, each outstanding Security will be exchanged automatically for between 0.8333 shares and one share of Class A Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Class A Common Stock. In lieu of delivering Class A Common Stock, the Extendible Contract, which covers approximately 24.3% of the shares of Class A Common Stock subject to all Contracts (or 34.2% if the Underwriters' over-allotment option is exercised in full), entitles the Seller thereunder to elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Class A Common Stock determined pursuant to the above formula (the 'Cash Settlement Alternative') and to elect to extend the Exchange Date to September 5, 2001 (subject to acceleration to a date not earlier than June 5, 2001 in connection with the consummation of a Rollover Offering). Holders of Securities will receive cash instead of a portion of the Class A Common Stock otherwise deliverable upon settlement of the Contracts if such Seller elects the Cash Settlement Alternative.

     The 'Average Market Price' per share of Class A Common Stock on any date means the average Closing Price per share of Class A Common Stock for the 20 Trading Days immediately prior to, but not including, such date, provided that for purposes of determining the payment required upon cash settlement of the Extendible Contract in connection with a Rollover Offering, 'Average Market Price' means the Closing Price per share of Class A Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the 'Pricing Date') or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     'Rollover Offering' means a reoffering or refinancing of Securities effected not earlier than June 5, 2001 by means of a completed public offering or offerings (which may include one or more exchange offers) by or on behalf of the Seller under the Extendible Contract. The Trustees will notify the Holders of (i) any election of the Cash Settlement Alternative, and whether it is intended to be in connection with a Rollover Offering, not less than 30 nor more than 90 days prior to the Exchange Date, and (ii) any acceleration of the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date.


     In addition, in the event of a merger of the Company with another entity, or the liquidation of the Company, or certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption 'Investment Objective and Policies--The Contracts--Dilution Adjustments') rather than shares of Class A Common Stock. Further, the occurrence of certain defaults by the Sellers under the Contracts or the collateral arrangements would cause the acceleration of the Contracts and the exchange of each Security for an amount of shares of Class A Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Class A Common Stock and the U.S. Treasury Securities. See 'Investment Objective and Policies--The Contracts--Collateral Arrangements; Acceleration'; '--The U.S. Treasury Securities' and '--Trust Termination'.

     VOTING RIGHTS. Holders will have the right to vote on matters affecting the Trust, as described below under the caption 'Description of the Securities', but will have no voting rights with respect to the Class A Common Stock prior to receipt of shares of Class A Common Stock by the Holders as a result of the exchange of the Securities for the Class A Common Stock on the Exchange Date or upon earlier settlement. See 'Investment Objective and Policies--The Company' and 'Description of the Securities'.

THE COMPANY

     The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in over 100 countries and territories under the following well-recognized brand names: Estee Lauder, Clinique, Aramis, Prescriptives, Origins, MoAoC, Bobbi Brown essentials, jane and Aveda. The Company is also the global licensee for fragrances and cosmetics for the Tommy Hilfiger, Donna Karan New York and DKNY brands.

     Reference is made to the accompanying prospectus of the Company (pages A-1 through A-23 hereof) which describes the Company and the shares of Class A Common Stock of the Company deliverable to the Holders upon the exchange of the Securities on the Exchange Date. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company prospectus relates to an aggregate of 4,076,548 shares of Class A Common Stock (plus an additional 611,482 shares that may be delivered upon exercise of the Underwriters' over-allotment option).

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contracts acquired by the Trust with the proceeds from the sale of the Securities to the Holders, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities acquired by the Trust with the proceeds from the sale of the Securities to the Holders will be treated for federal income tax purposes as having 'original issue discount' that will accrue over the term of such U.S. Treasury securities. Actual receipts of cash in respect of such U.S. Treasury securities will not be included in income, however, but rather will reduce the aggregate tax basis of the Securities. A Holder will have taxable gain or loss upon receipt by the Trust of cash in lieu of Class A Common Stock. Holders should also be aware that there are alternative characterizations of the assets of the Trust and the Securities which could require Holders to include more interest in income than they would include in income under the analysis set out above. See 'Certain Federal Income Tax Considerations'.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by The Chase Manhattan Bank (or its successor) as trust administrator (the 'Administrator'). The Chase Manhattan Bank (or its successor) will also act as custodian (the 'Custodian') for the Trust's assets and ChaseMellon Shareholder Services, L.L.C. (or its successor) will act as paying agent (the 'Paying Agent'), registrar and transfer agent with respect to the Securities. Except as aforesaid, The Chase Manhattan Bank and ChaseMellon Shareholder Services, L.L.C. have no other affiliation with, and are not engaged in any other transaction with, the Trust. See 'Management and Administration of the Trust'.

LIFE OF THE TRUST

     The Trust will terminate automatically on or shortly after the final Exchange Date. Promptly after the final Exchange Date, the shares of Class A Common Stock and any cash to be exchanged for the Securities and other remaining Trust assets, if any, will be distributed pro rata to the Holders. See 'Investment Objective and Policies--Trust Termination'.

RISK FACTORS

     The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities acquired by the Trust with the proceeds from the sale of the Securities to Holders may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Class A Common Stock or adverse changes in the financial condition of the Company. See 'Risk Factors-- Internal Management; No Portfolio Management' and 'Management and Administration of the Trust-- Trustees'.

     Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Class A Common Stock. There is no assurance, however, that this relative relationship will prevail over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the

Class A Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Class A Common Stock is at or below the Appreciation Threshold Price (which represents an appreciation of 120% of the Initial Price). Moreover, because a Holder will only receive 0.8333 shares of Class A Common Stock per Security (or to the extent that the Seller that has the Cash Settlement Alternative elects to deliver cash in lieu of shares of Class A Common Stock, the Average Market Price thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange 83.33% of any appreciation of the value of the Class A Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

     The Trust is classified as a 'non-diversified' investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only assets held by the Trust will be the U.S. Treasury securities and the Contracts, the Trust will be subject to greater risk than would be the case for an investment company with diversified investments. See 'Investment Objective and Policies' and 'Risk Factors--Non-Diversified Status'.

     The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Class A Common Stock in the secondary market. Trading prices of Class A Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

     Holders of the Securities will not be entitled to any rights with respect to the Class A Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers shall have delivered shares of Class A Common Stock pursuant to the Contracts.

LISTING

     Application has been made to list the Securities on the New York Stock Exchange (the 'NYSE') under the symbol 'ECT'.

FEES AND EXPENSES

     In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay Underwriters' Compensation to the Underwriters of $1.83 per Security. See 'Underwriting'. Estimated organization costs of the Trust in the amount of $10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $550,000 will be paid by the Sellers. Each of the Administrator, the Custodian and the Paying Agent, and each Trustee, will be paid by the Sellers at the closing of the offering of the Securities a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust (estimated to be $350,000 in the aggregate), over the term of the Trust. The Sellers have agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. See 'Management and Administration of the Trust--Estimated Expenses'.

     Regulations of the Securities and Exchange Commission ('SEC') applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of the Trust's expenses in the following format. Because the Trust will not bear any fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to be bearing indirectly are (i) the Underwriters' Compensation payable by the Sellers with respect to such investor's Securities and (ii) the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $116,667 per year, payable by the Sellers at the closing of the offering. See 'Investment Objective and Policies--General'.

INVESTOR TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)...................     3.0%
Dividend Reinvestment and Cash Purchase Plan Fees................     N/A

ANNUAL EXPENSES
Management Fees..................................................       0%
Other Expenses...................................................   0.122%
                                                                    -----
     Total Annual Expenses.......................................   0.122%
                                                                    -----
                                                                    -----

     SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE 'INVESTMENT OBJECTIVE AND POLICIES--GENERAL'. ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

EXAMPLE                                                                       1 YEAR       3 YEARS
-------                                                                       ------       -------
You would bear the following expenses (i.e., the applicable sales load and allocable portion of ongoing expenses paid by the Sellers) on a
  $1,000 investment, assuming a 5% annual return.........................     $  31.21      $  33.82

                                   THE TRUST

     The Trust is a newly organized New York trust and is registered as a closed-end investment company under the Investment Company Act. The Trust was formed on April 21, 1998 pursuant to a trust agreement dated as of such date and amended and restated as of June 2, 1998 (the 'Amended and Restated Trust Agreement'). The address of the Trust is 85 Broad Street, New York, New York 10004 (telephone no. (212) 902-1000).

                                USE OF PROCEEDS

     The net proceeds of this offering will be used immediately upon the closing of this offering (a) to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities through June 5, 2001, and (b) to pay the purchase price under the Contracts to the Sellers.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     With the proceeds of the Securities, the Trust will acquire and hold a fixed portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through June 5, 2001 and the Contracts relating to the Class A Common Stock of the Company. The Trust's investment objective is to provide each Holder with a quarterly cash distribution of $0.9512 per Security (which amount equals the pro rata portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury securities acquired by the Trust with the proceeds of the Securities) and, on the Exchange Date, a number of shares of Class A Common Stock per Security equal to the Exchange Rate (or if the Seller that has the Cash Settlement Alternative elects to deliver cash in lieu of shares of Class A Common Stock, an amount in cash equal to the Average Market Price thereof).

     The Exchange Date under each Contract will be June 5, 2001, except that the Extendible Contract, which covers approximately 24.3% of the shares of Class A Common Stock subject to all Contracts (or 34.2% if the Underwriters' over-allotment option is exercised in full), permits the Seller thereunder to elect (i) to extend the Exchange Date under such Contract to September 5, 2001, provided such Seller delivers to the Trust additional U.S. Treasury securities sufficient to fund the Trust's pro rated quarterly distribution on such date, and (ii) following such an extension, to accelerate the Exchange Date under such Contract, to a date not earlier than June 5, 2001, in connection with the consummation of a Rollover Offering. The Trustee will distribute on June 5, 2001 those assets that are delivered to it on that date under the Contracts other than the Extendible Contract and under the Extendible Contract if it is not extended. If the Seller under the Extendible Contract exercises its right to extend the Exchange Date under such Contract, the Trustee will distribute the assets that are delivered to it under that Contract on the extended Exchange Date promptly after it receives those assets. Following the distribution on June 5, 2001, the value of the Securities will be reduced, and there may be a reduction in the liquidity of the Securities during the period from June 5, 2001 until the final Exchange Date, which will occur not later than September 5, 2001. The Holders of record on the regular quarterly record date will receive the full scheduled quarterly distribution on June 5, 2001. If the Exchange Date under the Extendible Contract occurs after June 5, 2001, the Holders of record on such later Exchange Date will receive distributions accruing to such Exchange Date, in an amount equal to the regular quarterly distribution on the Securities multiplied by a fraction, the numerator of which is the number of shares covered by the Extendible Contract and the denominator of which is the total number of shares covered by all the Contracts. No distributions will accrue after the final Exchange Date.

     The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price of the Class A Common Stock on the Exchange Date:

     o if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Class A Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

     o if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock; and

     o if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

     The formula will be subject to adjustment in certain events. See '--The Contracts--Dilution Adjustments'. For purposes of the first part of the formula, the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). All Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See '--Trust Termination'.

     The 'Average Market Price' per share of Class A Common Stock on any date means the average Closing Price (as defined below) of a share of Class A Common Stock on the 20 Trading Days (as defined below) immediately prior to but not including such date, provided that for purposes of determining the payment required upon cash settlement of the Extendible Contract in connection with a Rollover Offering, 'Average Market Price' means the Closing Price per share of Class A Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the 'Pricing Date') or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     'Rollover Offering' means a reoffering or refinancing of Securities effected not earlier than June 5, 2001, by means of a completed public offering or offerings (which may include one or more exchange offers) by or on behalf of the Seller under the Extendible Contract. The Trustees will notify the Holders of (i) any election of the Cash Settlement Alternative, and whether it is intended to be in connection with a Rollover Offering, not less than 30 nor more than 90 days prior to the Exchange Date, and (ii) any acceleration of the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date.


     The 'Closing Price' of the Class A Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Class A Common Stock as reported on the NYSE Composite Tape on such date of determination or, if the Class A Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Class A Common Stock is so listed, or if the Class A Common Stock is not so listed on a United States national or regional securities exchange, as reported by The NASDAQ National Market or, if the Class A Common Stock is not so reported, the last quoted bid price for the Class A Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Class A Common Stock deliverable under the Contracts as described under '--The Contracts--Dilution Adjustments' occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event.

     A 'Trading Day' means a day on which the Class A Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

     A fundamental policy of the Trust is to invest at least 70% of its total assets in the Contracts. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust's outstanding Securities. A 'majority of the Trust's outstanding Securities' means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     The value of the Class A Common Stock (or cash or Marketable Securities received in lieu thereof) that will be received by Holders in respect of the Securities on the Exchange Date may be more or less than the amount paid for the Securities offered hereby.

     For illustrative purposes only, the following chart shows the number of shares of Class A Common Stock that a Holder would receive for each Security at various Average Market Prices. The chart assumes that there would be no adjustments to the number of shares of Class A Common Stock deliverable under the Contracts by reason of the occurrence of any of the events described under '--The Contracts--Dilution Adjustments'. There can be no assurance that the Average Market Price on the Exchange Date will be within the range set forth below. Given the Initial Price of $60.875 per Security and the Appreciation Threshold Price of $73.05, a Holder would receive in connection with the exchange of Securities on the Exchange Date the following number of shares of Class A Common Stock:

                            NUMBER OF SHARES
  AVERAGE MARKET PRICE         OF CLASS A
OF CLASS A COMMON STOCK       COMMON STOCK
------------------------    ----------------
         75.000                  0.8333
         73.050                  0.8333
         63.000                  0.9663
         60.875                  1.0000
         59.000                  1.0000
         55.000                  1.0000

TAX TREATMENT OF DISTRIBUTIONS

     The following table sets forth information regarding the distributions to be received on the U.S. Treasury securities to be acquired by the Trust with a portion of the proceeds of the Securities (assuming no exercise of the Underwriters' over-allotment option), the portion of each year's distributions through June 5, 2001 that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing (assuming a yield-to-maturity accrual election in respect of any short-term U.S. Treasury securities) on such U.S. Treasury securities with respect to a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering. See 'Certain Federal Income Tax Considerations--Recognition of Original Issue Discount on the U.S. Treasury Securities'. Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury securities as a result of the extension of the Exchange Date and should not be required to include any original issue discount in income in respect of such U.S. Treasury securities. See 'Certain Federal Income Tax Considerations--Extension of the Exchange Date'.

                                                        ANNUAL GROSS
                                  ANNUAL GROSS       DISTRIBUTIONS FROM    ANNUAL RETURN OF      ANNUAL INCLUSION OF
                               DISTRIBUTIONS FROM     U.S. TREASURIES        CAPITAL PER       ORIGINAL ISSUE DISCOUNT
YEAR                            U.S. TREASURIES         PER SECURITY           SECURITY        IN INCOME PER SECURITY
----------------------------   ------------------    ------------------    ----------------    -----------------------
1998........................        7,754,996              1.9023               1.6010                  .3013
1999........................       15,509,992              3.8047               3.4156                  .3891
2000........................       15,509,992              3.8047               3.6049                  .1998
2001........................        7,754,996              1.9023               1.8769                  .0254

     The annual distribution of $3.80 per Security is payable quarterly on each March 5, June 5, September 5 and December 5, commencing September 5, 1998. Quarterly distributions on the Securities through June 5, 2001 will consist solely of the cash received from the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities. The Trust will not be entitled to any dividends that may be declared on the Class A Common Stock. See 'Management and Administration of the Trust--Distributions'.

ENHANCED YIELD; LESS EQUITY APPRECIATION THAN CLASS A COMMON STOCK; NO DEPRECIATION PROTECTION

     Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Class A Common Stock. However, there is no assurance that this relative relationship will prevail over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Class A Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Class A Common Stock is at or below the Appreciation Threshold Price (which represents an appreciation of 120% of the Initial Price). Moreover, because Holders will only receive 0.8333 shares of Class A Common Stock per Security (or, in the case of cash settlement of the Extendible Contract, the Average Market Price in respect of a portion thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange 83.33% (the percentage equal to the Initial Price divided by the Appreciation Threshold Price) of any appreciation of the value of the Class A Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

THE COMPANY

     The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in over 100 countries and territories under the following well-recognized brand names: Estee Lauder, Clinique, Aramis, Prescriptives, Origins, MoAoC, Bobbi Brown essentials, jane and Aveda. The Company is also the global licensee for fragrances and cosmetics for the Tommy Hilfiger, Donna Karan New York and DKNY brands.

     The Class A Common Stock is traded on the NYSE. The following table sets forth, for the fiscal quarters indicated, the reported high and low sales prices of the Class A Common Stock on the NYSE Composite Tape and the cash dividends per share of Class A Common Stock declared in respect of such quarters. As of June 1, 1998, there were approximately 2,459 record holders of Class A Common Stock and 12 record holders of the Company's Class B Common Stock, par value $.01 per share (the 'Class B Company Stock').

                                                                                  MARKET PRICE
                                                                                       OF
                                                                                    CLASS A
                                                                                  COMMON STOCK
                                                                                 --------------         CASH
                                                                                 HIGH       LOW       DIVIDENDS
                                                                                 ----       ---       ---------
FISCAL 1997
First Quarter.................................................................   $47 1/2    $34 3/4     $.085
Second Quarter................................................................    53 1/2     42 3/8      .085
Third Quarter.................................................................    52 1/4     44 7/8      .085
Fourth Quarter................................................................    52 1/2     39 3/8      .085
FISCAL 1998
First Quarter.................................................................   $50 15/16  $44 3/4     $.085
Second Quarter................................................................    56 3/8     39          .085
Third Quarter.................................................................    69         48 1/2      .085
Fourth Quarter (through June 2, 1998).........................................    73 15/16   60 7/8      .085(1)

------------------
(1) The dividend with respect to the Class A Common Stock and Class B Common Stock is payable July 2, 1998 to holders of record on June 15, 1998.

     The Company expects to continue the payment of cash dividends in the future, but there can be no assurance that such payment of cash dividends will continue.

     Holders will not be entitled to rights with respect to the Class A Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) until receipt of shares of Class A Common Stock by the Holders as a result of the exchange of the Securities for the Class A Common Stock on the Exchange Date.

     Reference is made to the accompanying prospectus of the Company, dated June 2, 1998 (pages A-1 through A-23 hereof) (the 'Company Prospectus'), which describes the Company and the shares of Class A Common Stock deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company Prospectus relates to an aggregate of 4,076,548 shares of Class A Common Stock (plus an additional 611,482 shares that may be delivered upon exercise of the Underwriters' over-allotment option).

THE CONTRACTS

     GENERAL. The Trust will enter into a Contract with each Seller obligating that Seller deliver to the Trust on the Exchange Date a number of shares of Class A Common Stock equal to the product of the Exchange Rate times the initial number of shares of Class A Common Stock subject to such Contract. The aggregate initial number of shares of Class A Common Stock under the Contracts will equal the aggregate number of Securities offered hereby (subject to increase in the event the Underwriters exercise their over-allotment option). The Extendible Contract, which covers approximately 24.3% of the shares of Class A Common Stock subject to all Contracts (or 34.2% if the Underwriters' over-allotment option is exercised in full), also provides that the Seller thereunder may deliver to the Trust upon settlement of such Contract, at such Seller's option, an amount of cash equal to the then Average Market Price of the number of shares of Class A Common Stock deliverable pursuant to such Contract (the 'Cash Settlement Alternative'). If the Seller under the Extendible Contract elects to deliver cash in lieu of shares of Class A Common Stock, such Seller would be required to deliver cash in respect of all shares deliverable pursuant to the Extendible Contract. The Trustees will notify the Holders of (i) any election of the Cash Settlement Alternative, and whether it is intended to be in connection with a Rollover Offering (which would affect the computation of the Average Market Price in connection with such settlement, as described under '--General' above), not less than 30 nor more than 90 days prior to the Exchange Date, and (ii) any acceleration of the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date. The cash payment received by the Trust upon such settlement in connection with a Rollover Offering will be distributed to Holders within five business days of the Exchange Date. If notice of a cash settlement in connection with a Rollover Offering is given but the Rollover Offering is not completed, the Extendible Contract will settle by cash payment on June 5, 2001 (or September 5, 2001, if the Exchange Date was previously extended) and the Average Market Price will be computed on the basis of the average Closing Price for 20 Trading Days.

     The Exchange Date under the Extendible Contract may be extended to September 5, 2001 (subject to subsequent acceleration at the election of the Seller thereunder in connection with a Rollover Offering), provided such Seller delivers to the Trust, on or prior to June 5, 2001, additional U.S. Treasury securities sufficient to fund the Trust's pro rated quarterly distribution on September 5, 2001. If such Seller later accelerates the Exchange Date under such Contract, such Seller will, pursuant to the Extendible Contract, repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date as accelerated, at a price equal to the aggregate unpaid distributions on the Securities accruing to such Exchange Date. The Trustees will notify the Holders of (i) any extension of the Exchange Date to September 5, 2001, not less than 30 nor more than 90 days prior to June 5, 2001 and (ii) any subsequent acceleration in connection with a Rollover Offering, not later than the Exchange Date, as so extended.

     Each Contract also provides that if the Seller thereunder delivers Securities to the Trust on or prior to the Exchange Date, its obligation under the Contract will be proportionately reduced. Such delivery of Securities in partial or complete satisfaction of a Seller's obligations will affect the relative amounts of Class A Common Stock and cash receivable by Holders of Securities upon settlement of the Contracts.

     The purchase price of the Contracts was arrived at by arm's-length negotiation between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Class A

Common Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities. All matters relating to the administration of the Contracts will be the responsibility of either the Administrator or the Custodian.

     DILUTION ADJUSTMENTS. The Exchange Rate is subject to adjustment if the Company (i) pays a stock dividend or makes a distribution with respect to the Class A Common Stock in shares of such stock, (ii) subdivides or splits its outstanding shares of Class A Common Stock, (iii) combines its outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issues by reclassification of its shares of Class A Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be adjusted as follows: for each share of Class A Common Stock that would have been deliverable upon exchange prior to the adjustment, the Holder will receive the number of shares of Class A Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Class A Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

     In addition, if the Company issues rights or warrants to all holders of Class A Common Stock entitling them to subscribe for or purchase shares of Class A Common Stock at a price per share less than the Then-Current Market Price of the Class A Common Stock (as defined below) (other than rights to purchase Class A Common Stock pursuant to a plan for the reinvestment of dividends or interest), then the Exchange Rate shall be adjusted pursuant to the following formula:

                  A = ER X OS + AS
                           -------
                           OS + PS

     where

     ER = the Exchange Rate prior to the adjustment;

     OS = the number of shares of Class A Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants;

     AS = the number of additional shares offered for subscription or purchase pursuant to such rights or warrants; and

     PS = the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Current Market Price.

To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Class A Common Stock actually delivered.


     The 'Then-Current Market Price' of the Class A Common Stock means the average Closing Price per share of Class A Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is effected and the related 'ex-date' on which the shares of Class A Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Class A Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Class A Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Class A Common Stock prior to such five Trading Days shall be the Then-Current Market Price. 'Calculation Period' means any period of Trading Days for which an average security price must be determined pursuant to the Contracts.

     In addition, if the Company pays a dividend or makes a distribution to all holders of Class A Common Stock, in either case, of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of Class A Common Stock) or issues to all holders of Class A Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the second paragraph of this subsection), then the Exchange Rate shall be adjusted pursuant to the following formula:

                  A = ER X   T
                           -----
                           T - V

     where

     ER = the Exchange Rate prior to adjustment;

     T = the Then-Current Market Price per share of Class A Common Stock; and

     V = the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is calculated of the portion of such evidences of indebtedness, non-cash assets or rights or warrants payable in respect of one share of Class A Common Stock.

     In addition, if the Company distributes cash (other than an Excluded Distribution), by dividend or otherwise, to all holders of Class A Common Stock or makes an Excess Purchase Payment, then the Exchange Rate shall be adjusted pursuant to the following formula:


                  A = ER X   T
                           -----
                           T - D

where

     ER = the Exchange Rate prior to adjustment;

     T = the Then-Current Market Price on the record date in respect of such distribution; and

     D = the amount of such distribution applicable to one share of Class A
         Common Stock that would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, the aggregate amount of such Excess Purchase Payment divided by the number of outstanding shares of Class A Common Stock on such record date).

     For purposes of these adjustments,

     (a) the term 'Excluded Distribution' means any Permitted Dividend, any cash distributed in consideration of fractional shares of Class A Common Stock and any cash distributed in a Reorganization Event;

     (b) the term 'Permitted Dividend' means any quarterly cash dividend in respect of the Class A Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Class A Common Stock in excess of 12.5%; and

     (c) the term 'Excess Purchase Payment' means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Class A Common Stock acquired in a tender offer or exchange offer by the Company over (ii) the Then-Current Market Price per share of Class A Common Stock.

     If any adjustment in the Exchange Rate is required to be calculated pursuant to the formulas described above, corresponding adjustments to the Initial Price and the Appreciation Threshold Price shall be calculated.

     Dilution adjustments shall be effected: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Class A Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction; (iii) in the case of any Excess Purchase Payment for which the Company shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price for such shares to be repurchased, on the date of such announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of Class A Common Stock become entitled to payment with respect thereto. There will be no adjustment under the Contracts in respect of any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase shall subsequently be canceled by the Company, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such dividend, distribution, issuance or repurchase not been made. If after an announcement of a share repurchase, the Company reduces the repurchase price or repurchases fewer shares than announced, upon completion of such share repurchase, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such repurchase been based on the actual price and amount repurchased. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     In the event of a Reorganization Event, the Exchange Rate will be adjusted such that, on the Exchange Date, each Holder will receive for each Security cash in an amount equal to:

      (i) if the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price,

      (ii) if the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0.8333 multiplied by the Transaction Value, and

      (iii) if the Transaction Value is less than the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of Class A Common Stock in such Reorganization Event does not include Marketable Securities, then (a) the Sellers' delivery obligations under the Contracts will be accelerated, and the Transaction Value will be deliverable promptly upon consummation of the Reorganization Event; (b) the Custodian will liquidate the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities and then held by the Trust; and (c) such Transaction Value and the proceeds of such liquidation will be distributed to the Holders.


     Notwithstanding the foregoing, to the extent that any Marketable Securities are received by holders of Class A Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, the Sellers may at their option deliver a proportional amount of such Marketable Securities on the Exchange Date. If the Sellers elect to deliver such Marketable Securities on the Exchange Date, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities.

     'Reorganization Event' means (A) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a 'Company Successor'), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Class A Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor.

     'Transaction Value' means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Class A Common Stock, (ii) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Class A Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Class A Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for such Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause (iii) shall be based on the most recently available Closing Price for such Marketable Securities prior to such 20 Trading Days. The number of shares of such Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described above shall occur with respect to the issuer of such Marketable Securities between the time of the Reorganization Event and the Exchange Date.

     For purposes of determining the Transaction Value, the terms 'Trading Day' and 'Closing Price' will have the same meanings, as applied to such Marketable Securities, as these terms have as applied to the Class A Common Stock for purposes of determining the Average Market Price.

     'Marketable Securities' means any common equity securities (whether voting or non-voting) listed on a U.S. national securities exchange or reported by The NASDAQ National Market.


     No dilution adjustments will be made for events, other than those described above, such as offerings of Class A Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

     COLLATERAL ARRANGEMENTS; ACCELERATION. Each Seller's obligations under the Contract between such Seller and the Trust initially will be secured by a security interest in the maximum number of shares of Class A Common Stock subject to such Contract (subject to adjustment in accordance with the dilution adjustment provisions of such Contract, described above), pursuant to a Collateral Agreement between each Seller and The Chase Manhattan Bank, as collateral agent (the 'Collateral

Agent'). Unless a Seller is in default in its obligations under its Collateral Agreement, such Seller will be permitted to substitute for the pledged shares of Class A Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price of the Class A Common Stock at the time of each valuation times the number of shares of Class A Common Stock for which such obligations are being substituted. The Collateral Agreements will provide that, in the event of a Reorganization Event, each Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Class A Common Stock subject to its Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of such Seller's Cash Delivery Obligations (or U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 105% thereof). The Collateral Agent will be required, under the Collateral Agreements, to invest any such cash in U.S. Treasury securities maturing on or before June 5, 2001. A Seller's 'Cash Delivery Obligations' shall be the Transaction Value of any consideration other than Marketable Securities received by such Seller in respect of the maximum number of shares subject to its Contract at the time of the Reorganization Event. The number of shares of such Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. The Sellers will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Reorganization Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price per share of such Marketable Securities at the time of each valuation times the number of shares of such Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral pledged by such Seller, including any substitute collateral, unless such Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to such Seller would cause the collateral to become insufficient under its Collateral Agreement. Each Seller shall have the right to vote any pledged shares of Class A Common Stock or Marketable Securities for so long as such shares are owned by it and pledged under its Collateral Agreement, including after an event of default under such Seller's Contract or Collateral Agreement.

     If the Collateral Agent shall determine (an 'Insufficiency Determination') that U.S. Government obligations pledged by any Seller as substitute collateral shall fail to meet the foregoing requirements at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Class A Common Stock or shares of Marketable Securities subject to such Seller's Contract, and such failure shall not be cured by the close of business on the next business day after such determination, then, unless a Collateral Event of Default (as defined below) under such Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Class A Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under a Seller's Collateral Agreement shall have occurred and be continuing. A 'Collateral Event of Default' under such Seller's Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Class A Common Stock subject to such Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Class A Common Stock (or shares of Marketable Securities deliverable pursuant to the Contracts) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Class A Common Stock (or the then-Average Market Price per share of such Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Class A Common Stock (or shares of such Marketable Securities) subject to such Contract at such time and (y) the number of shares of Class A Common Stock (or shares of such Marketable Securities) pledged as collateral at such time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities shall have been delivered, failure of any U.S. Government obligations pledged in respect of Cash Delivery Obligations to have a market value at such time of at least 105% of such Cash Delivery Obligations, if such failure shall not be cured within one business day after notice thereof is delivered to such Seller.

     The occurrence of a Collateral Event of Default under a Collateral Agreement, or the bankruptcy or insolvency of a Seller, will cause an automatic acceleration of such Seller's obligations under its Contract. In any such event, such Seller (a 'Defaulting Seller') will become obligated to deliver the initial number of shares of Class A Common Stock (or, after a Reorganization Event, the Marketable Securities or cash or a combination thereof deliverable in respect thereof) subject to such Seller's Contract, or any U.S. Government obligations then pledged in respect thereof.

     Upon any acceleration under a Collateral Agreement, (i) the Collateral Agent will deliver to the Trust, for distribution pro rata to the Holders, the shares of Class A Common Stock then pledged by the Defaulting Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by the Defaulting Seller, or a combination thereof (or, after a Reorganization Event, the Marketable Securities then pledged by the Defaulting Seller, cash generated from the liquidation of U.S. Government obligations then pledged by the Defaulting Seller, or a combination thereof) and (ii) the Custodian will liquidate a proportionate amount of the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities and then held by the Trust and distribute the proceeds pro rata to the Holders. Following any distributions upon acceleration and liquidation in accordance with the foregoing sentence, the number of shares of Class A Common Stock or Marketable Securities, as applicable, deliverable to Holders on the Exchange Date will be proportionately reduced. In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Class A Common Stock (or, after a Reorganization Event, cash or Marketable Securities deliverable pursuant to the Contracts) sufficient to meet the obligations under any Contract, the Collateral Agent will deliver to the Trust for distribution pro rata to the Holders the market value of the Class A Common Stock required to be delivered thereunder, in the form of any shares of Class A Common Stock then pledged by the Sellers plus cash generated from the liquidation of U.S. Government obligations then pledged by the Sellers (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged). See '--Trust Termination'.

     DESCRIPTION OF THE SELLERS. The Sellers are The Estee Lauder 1994 Trust (which will enter into the Extendible Contract), The LAL 4002 Trust and The RSL 4201 Trust. Reference is made to the caption 'TRACES Stockholders' in Company Prospectus for information about the Sellers.

THE U.S. TREASURY SECURITIES

     The Trust will purchase with a portion of the proceeds of the Securities and hold a fixed portfolio of zero-coupon ('stripped') U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities through June 5, 2001. Up to 30% of the Trust's total assets may be invested in these U.S. Treasury securities. In the event that any Contract is accelerated, then a proportionate amount of the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities and then held by the Trust shall be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with the amounts distributed upon acceleration. See '--Collateral Arrangements; Acceleration' and '--Trust Termination'.


     Additional U.S. Treasury securities may be transferred to the Trust in connection with an extension of the Exchange Date under the Extendible Contract to September 5, 2001. If the Seller under such Contract later accelerates the Exchange Date under such Contract, such Seller will, pursuant to the Extendible Contract, repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date, at a price equal to the aggregate unpaid distributions on the Securities accruing to the Exchange Date.

TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date. Not more than 5% of the Trust's total assets will be invested in such short-term obligations or held in cash at any one time.

INVESTMENT RESTRICTIONS

     As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contracts and the Class A Common Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts including futures contracts; or make loans (other than the purchase of stripped U.S. Treasury securities as described in this Prospectus). The Trust also has adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

     Because of the foregoing limitations, the Trust's investments will be concentrated in the cosmetics industry, which is the industry in which the Company operates. The Trust is not permitted to purchase restricted securities.

TRUST TERMINATION

     The Trust will terminate automatically on or shortly after the final Exchange Date. Alternatively, in the event that all Contracts are accelerated, then any U.S. Treasury securities acquired by the Trust with the proceeds of the Securities and then held by the Trust shall be liquidated by the Administrator and the proceeds distributed pro rata to the Holders, together with the amounts distributed upon acceleration, and the Trust shall be terminated. See '--Collateral Arrangements; Acceleration' and '--The U.S. Treasury Securities'.

                                  RISK FACTORS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

     The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contracts despite significant declines in the market price of the Class A Common Stock or adverse changes in the financial condition of the Company (or, after a Reorganization Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

LIMITED APPRECIATION POTENTIAL; CLASS A COMMON STOCK DEPRECIATION RISK

     The Trust anticipates that on the Exchange Date, it will receive the Class A Common Stock deliverable pursuant to the Contracts, which it will then distribute to Holders. Although Holders will initially receive distributions at a higher annual rate than the current annual dividends paid on the Class A Common Stock, there is no assurance that this relative relationship will prevail over the term of the Trust. In addition, because the Contracts call for the Sellers to deliver less than the full number of shares of Class A Common Stock subject to the Contracts where the Average Market Price equals or exceeds the Initial Price (and therefore less than one full share of Class A Common Stock for each outstanding Security), the Securities have more limited appreciation potential than the Class A Common Stock. Therefore, the Securities may trade below the value of the Class A Common Stock if the Class A Common Stock appreciates in value. The value of the Class A Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) may be less than the amount paid for the Securities. Holders of Securities will realize the entire decline in value if the Average Market Price is less than the price to public per Security shown on the cover page hereof.

DILUTION ADJUSTMENTS; SHAREHOLDER RIGHTS

     The number of shares of Class A Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See 'Investment Objective and Policies--The Contracts--Dilution Adjustments'. The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Class A Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Class A Common Stock and, because of the relationship of the amount to be received pursuant to the Contracts to the price of the Class A Common Stock, such other events may adversely affect the trading price of the Securities. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Class A Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Class A Common Stock by Holders as a result of the exchange of the Securities for the Class A Common Stock, Holders will not be entitled to any rights with respect to the Class A Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

TRADING VALUE; LISTING

     The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market. The trading price of the Securities may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Class A Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Class A Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of Class A Common Stock to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the Class A Common Stock to the extent the Class A Common Stock price falls and at a discount to the market value of the Class A Common Stock to the extent the Class A Common Stock price rises. There can, however, be no assurance that the Securities will trade at a premium to the market value of the Class A Common Stock.

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end investment company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     The Underwriters currently intend, but are not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the Securities. The Underwriters may cease to make a market in the Securities at any time without notice. Application has been made to list the Securities on the NYSE. Assuming the acceptance of such application, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the Securities on another national securities exchange or for quotation on another trading market.

If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only assets held or received by the Trust will be U.S. Treasury securities and the Contracts or other assets consistent with the terms of the Contracts, the Trust will be subject to greater risk than would be the case for an investment company with diversified investments.

                         DESCRIPTION OF THE SECURITIES

     Each Security represents an equal proportional interest in the Trust, and a total of 4,076,548 Securities will be issued (assuming no exercise of the Underwriters' over-allotment option). Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The Securities have no preemptive, redemption or conversion rights. Securities are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial Holder referred to below. See 'Underwriting'.

     Holders are entitled to a full vote for each Security held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Goldman, Sachs & Co., as the initial Holder of Securities of the Trust. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Amended and Restated Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the Securities or to vote on other matters upon the written request of the Holders of record of 51% of the Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the Holders in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other Holders as required by the Investment Company Act.

     In calculating the net asset value of the Trust as required by the Investment Company Act, the Amended and Restated Trust Agreement provides that
(i) the Treasury securities will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees, (ii) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable and (iii) the Contracts will be valued on the basis of the bid price received by the Trust in respect of the Contracts, or any portion thereof covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Trustees who is in the business of making bids on financial instruments similar to the Contracts and with terms comparable thereto, or if such a bid quotation is not available, as determined in good faith by the Trustee.

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ('DTC') will act as securities depository for the Securities. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities offered hereby will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a 'banking organization' within the meaning of the New York Banking Law, a member of the Federal Reserve System, a 'clearing corporation' within the meaning of the New York Uniform Commercial Code and a 'clearing agency' registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ('Participants') deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ('Direct Participants'). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ('Indirect Participants').

     Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a Security ('Beneficial Owner') is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except upon a resignation of DTC.

     DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial

Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

     Except as provided herein, a Beneficial Owner of an interest in a global Security will not be entitled to receive physical delivery of Securities. Accordingly, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The Trust will be internally managed by three trustees (the 'Trustees'), none of which is an 'interested person' of the Trust as defined in the Investment Company Act. One of the Trustees will be designated as the 'Managing Trustee' of the Trust. Under the provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities acquired by the Trust with the proceeds of the Securities may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

     The names of the persons who have been elected by Goldman, Sachs & Co., the initial Holder of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.


                                                                           PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                      TITLE          DURING PAST FIVE YEARS
---------------------------------------------------   ----------------    ----------------------
Donald J. Puglisi, 52..............................   Managing Trustee    Professor of Finance
  Department of Finance                                                   University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham III, 53..........................       Trustee         Professor of Economics
  Department of Economics                                                 University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 58...............................       Trustee         Professor of Economics
  Center for Education & Entrepreneurship                                 University of Delaware
  University of Delaware
  Newark, DE 19716

     Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Sellers, on behalf of the Trust, in respect of its annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800. The Trust's Managing Trustee will also receive an additional up-front fee of $3,600 for serving in that capacity, resulting in total compensation to the Managing Trustee of $14,400. The Trustees will not receive, either directly or indirectly, any other compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

     The day-to-day affairs of the Trust will be managed by The Chase Manhattan Bank as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on Securities as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and
(vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of a Contract or the settlement of the Contracts and upon termination of the Trust), subject to the Sellers' right to repurchase U.S. Treasury securities transferred to the Trust in connection with an extension of the Exchange Date.

     The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     The address of the Administrator is 450 West 33rd Street, New York, New York 10001.

CUSTODIAN

     The Trust's custodian (the 'Custodian') is The Chase Manhattan Bank pursuant to a custodian agreement (the 'Custodian Agreement'). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Collateral Agreements and will hold a perfected security interest in the Class A Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.

PAYING AGENT

     The transfer agent, registrar and paying agent (the 'Paying Agent') for the Securities is ChaseMellon Shareholder Services, L.L.C. pursuant to a paying agent agreement (the 'Paying Agent Agreement'). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

     Except for their roles as Administrator, Custodian, Paying Agent, registrar and transfer agent for the Trust, The Chase Manhattan Bank and ChaseMellon Shareholder Services, L.L.C. have no other affiliation with, and are not engaged in any other transactions with, the Trust.

INDEMNIFICATION

     The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) that it may incur in acting as Trustee, Paying Agent, Administrator or Custodian, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Goldman, Sachs & Co. have agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Paying Agent, the Administrator or the Custodian. Goldman, Sachs & Co. will in turn be reimbursed by the Sellers for all such reimbursements paid by them.

DISTRIBUTIONS

     The Trust intends to distribute to Holders on a quarterly basis an amount equal to $0.9512 per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities acquired by the Trust with the proceeds of the Securities). The first distribution, reflecting the Trust's operations from the date of this offering, will be payable on September 5, 1998 to Holders of record as of August 22, 1998. Thereafter, distributions will be payable on March 5, June 5, September 5 and December 5 of each year, or, if any such date is not a business day, on the next succeeding business day, to Holders of record as of each February 19, May 22, August 22 and November 21, respectively. A portion of each such distribution through June 5, 2001 should be treated as a tax-free return of the Holder's investment. See 'Investment Objective and Policies--Tax Treatment of Distributions' and 'Certain Federal Income Tax Considerations-- Recognition of Interest on the U.S. Treasury Securities'.

     In connection with any extension of the Exchange Date to September 5, 2001, the Seller under the Extendible Contract will be required to deliver to the Trust, on or prior to June 5, 2001, additional U.S. Treasury securities sufficient to fund the Trust's pro rated quarterly distribution on September 5, 2001. If such Seller later accelerates the Exchange Date under such Contract, such Seller will, pursuant to the Extendible Contract, repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date as accelerated, at a price equal to the aggregate unpaid distributions on the Securities accruing to such Exchange Date.

     Upon termination of the Trust, as described under the caption 'Investment Objective and Policies-- Trust Termination', each Holder of Securities outstanding on the date of the Trust's termination will receive any remaining net assets of the Trust, subject to the repurchase by the Seller under the Extendible Contract of the U.S. Treasury securities transferred to the Trust in connection with an extension of the Exchange Date.

     The Trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

     At the closing of this offering the Sellers will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, Securities certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Securities for sale in the various states. Organization costs of the Trust in the amount of $10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $550,000 will be paid by the Sellers.


     The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by the Sellers or, in the event of failure by the Sellers to pay such amounts, the Trust, which will reduce the amount available to distribute to Holders.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion of the principal United States federal income tax consequences of ownership of Securities represents the opinion of Sullivan & Cromwell, counsel to the Trust. It deals only with Securities held as capital assets by a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the 'Code'), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that the Trust has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Securities, and the opinion of counsel of Sullivan & Cromwell is not binding on the Internal Revenue Service.

     Prospective purchasers of Securities should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any state, local or other taxing jurisdiction, of ownership of Securities.

     A United States Holder is a beneficial owner of Securities who or that is
(i) a citizen or resident of the United States, (ii) a domestic corporation or
(iii) otherwise subject to United States federal income taxation on a net income basis in respect of Securities.

     Holders should also be aware that there are alternative characterizations of the assets of the Trust which could result in different federal income tax consequences. See '--Alternative Characterizations' below. While Sullivan & Cromwell does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

     TAX STATUS OF THE TRUST. The Trust will be treated as a grantor trust for federal income tax purposes and, under the grantor trust rules of the Code, each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts acquired by the Trust with the proceeds from the sale of the Securities to Holders. Income received by the Trust will be treated as income of the Holders in the manner set forth below.

     RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE U.S. TREASURY SECURITIES. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security acquired by the Trust with the proceeds from the sale of the Securities to Holders as a bond that was originally issued on the date the Trust acquired the U.S. Treasury security and will include original issue discount in income over the life of such U.S. Treasury securities in an amount equal to the

Holder's pro rata portion of the excess of the amounts payable on such U.S. Treasury securities over the price of the U.S. Treasury securities at the time the Trust acquires them. The amount of such excess will constitute only a portion of the total amounts payable in respect of such U.S. Treasury securities held by the Trust, however. Consequently, a substantial portion of each quarterly cash distribution to the Holders through June 5, 2001 will be treated as a tax-free return of the Holders' investment in such U.S. Treasury securities and will not be considered current income for federal income tax purposes. See 'Investment Objective and Policies--Tax Treatment of Distributions'.

     A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis.

     EXTENSION OF THE EXCHANGE DATE. Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury Securities as a result of an extension of the Exchange Date under the Extendible Contract and should not be required to include any original issue discount in respect of such U.S. Treasury Securities. See 'Investment Objective and Policies--The Contracts'.

     Although there is no direct authority for the treatment of the cash distribution paid on the Securities on the extended Exchange Date, it is likely that such distribution should not be considered income to a Holder upon receipt, but instead should be considered to reduce a Holder's basis with respect to such Holder's pro rata portion of the Extendible Contract held by the Trust, by analogy to the treatment of rebates or option premiums. If such treatment is respected, receipt of the cash distribution on the extended Exchange Date will increase the amount of gain (or decrease the amount of loss) recognized by a Holder on a subsequent sale or other disposition of the Extendible Contract (including a disposition pursuant to cash settlement of such Contract) or the Class A Common Stock delivered pursuant to such Contract. Because there can be no assurance that the Internal Revenue Service will agree with this characterization of the cash distribution paid on the extended Exchange Date, Holders are urged to consult their tax advisors concerning the tax consequences of receiving such payment.

     TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACTS. A Holder's initial tax basis in the Contracts and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated that 17.25% and 82.75% of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contracts, respectively, and that 20.1% of such net proceeds will be used by the Trust as payment for the Extendible Contract. A Holder's tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities. A Holder's tax basis in the Extendible Contract should be reduced by the receipt of the cash distribution paid on the Securities on the extended Exchange Date (See '--Extension of the Exchange Date' above).

     TREATMENT OF THE CONTRACTS. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date (including, if applicable, the extended Exchange Date), as having received a pro rata portion of the Class A Common Stock or cash, Marketable Securities or a combination thereof delivered to the Trust.

     DISTRIBUTION OF THE CLASS A COMMON STOCK. The delivery of Class A Common Stock to the Trust pursuant to the Contracts and the Trust's distribution of Class A Common Stock to the Holders will not be taxable to the Holders. Each Holder's basis in its Class A Common Stock will be equal to its basis in its pro rata portion of the Contracts which are settled in Class A Common Stock less the portion of such basis allocable to any fractional shares of Class A Common Stock for which cash is received. A Holder will recognize short-term capital gain or loss upon receipt by the Trust of cash in lieu of fractional shares of Class A Common Stock equal to the difference between the Holder's allocable portion of the amount of cash received and the Holder's basis in such fractional shares. The holding period for the Class A Common Stock will begin on the day after it is acquired by the Trust.

     DISTRIBUTION OF CASH. If the Trust receives cash upon settlement of the Extendible Contract, a Holder will recognize capital gain or loss equal to the difference between the Holder's allocable portion of the amount of cash received and the Holder's basis for the Extendible Contract. Any gain or loss will be capital gain or loss which is taxable to Holders as described below under '--Sale of Securities'.

     SALE OF SECURITIES. A Holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contracts underlying the Securities. The Holder will therefore recognize capital gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Trust has held the relevant property for more than one year. Long-term capital gain of an individual Holder will be subject to a maximum tax rate of

28% in respect of property held for more than one year. The maximum rate is reduced to 20% in respect of property held in excess of 18 months.

     ALTERNATIVE CHARACTERIZATIONS. Sullivan & Cromwell believes the Contracts should be treated for federal income tax purposes as prepaid forward contracts for the purchase of a variable number of shares of Class A Common Stock.


     The Internal Revenue Service could conceivably seek to treat the Contracts differently. The Internal Revenue Service might, for example, seek to treat all or a portion of the cash paid to the Sellers pursuant to the Contracts as loans to the Sellers in exchange for contingent debt obligations of the Sellers. If the Internal Revenue Service were to prevail in making such an assertion, a Holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Class A Common Stock received on the Exchange Date (or the proceeds from cash settlement of the Extendible Contract) over the aggregate of the basis of the Contracts and any interest on the Contracts previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The Internal Revenue Service could also conceivably take the view that a Holder should include in income the amount of cash actually received each year in respect of the Securities.

     BACKUP WITHHOLDING AND INFORMATION REPORTING. The payments of principal and original issue discount on the U.S. Treasury securities, and the proceeds received from cash settlement of the Contracts or the sale of Securities may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holder's U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

     After the end of each calendar year, the Trust will furnish to each record Holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record Holder of the Securities and to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to each of the Underwriters named below, and each of such Underwriters has severally agreed to purchase from the Trust, the respective number of Securities set forth opposite its name below:

                                                                                   NUMBER OF
                      UNDERWRITER                                                  SECURITIES
                      -----------                                                  ----------
Goldman, Sachs & Co.............................................................   2,038,274
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated........................................................   1,019,137

J.P. Morgan Securities Inc......................................................   1,019,137
                                                                                   ---------
     Total......................................................................   4,076,548
                                                                                   ---------
                                                                                   ---------

     Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the Securities offered hereby, if any are taken.

     The Underwriters propose to offer the Securities in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at such price less a concession of $1.00 per Security. The Underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.10 per Security to certain brokers and dealers. After the Securities are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters. The sales load of $1.83 per Security is equal to 3.00% of the initial public offering price. Investors must pay for any Securities purchased in the initial public offering on or before June 5, 1998.

     In connection with the offering, the Underwriters may purchase and sell the Securities and the Class A Common Stock in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover short positions created by the Underwriters in connection with the offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the securities or the Class A Common Stock; and short positions created by the Underwriters involve the sale by the Underwriters of a greater number of Securities than they are required to purchase from the Trust in the offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to broker-dealers in respect of the Securities sold in the offering may be reclaimed by the Underwriters if such securities are repurchased by the Underwriters in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Securities which may be higher than the price that might otherwise prevail in the open market, and these activities, if commenced, may be discontinued at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.

     In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters the Underwriters' Compensation of $1.83 per Security.

     The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of 611,482 additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased.

     The Company, the Sellers, the other Lauder Family Members (as defined in the Company Prospectus) who are stockholders of the Company (other than the Lauder Foundation) and Morgan Guaranty Trust Company of New York ('Morgan

Guaranty') have agreed that, during the period beginning from the date of this Prospectus and continuing to and including the date 90 days after the date of this Prospectus, they will not offer, sell, contract to sell or otherwise dispose of any Class A Common Stock or other securities which are convertible into or exchangeable for Class A Common Stock without the prior written consent of Goldman, Sachs & Co. except as otherwise provided in the Underwriting Agreement and except for transfers among Lauder Family Members.

     The Securities will be a new issue of securities with no established trading market. Application has been made to list the Securities on the NYSE under the symbol 'ECT'. The Underwriters have advised the Trust that they intend to make a market in the Securities, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.

     Certain of the Underwriters and their affiliates have provided, are currently providing, and expect to provide in the future, commercial and investment banking services to the Company and its subsidiaries and certain Lauder Family Members for which such Underwriters or their affiliates have received and will receive fees and commissions. Morgan Guaranty, an affiliate of J.P. Morgan Securities Inc., is a lender to the Company and certain Lauder Family Members. More than 10% of the net proceeds of the offering may be used to repay borrowings to Morgan Guaranty. Accordingly, the offering will be conducted in accordance with NASD Conduct Rule 2710(c)(8).

     The Underwriters have informed the Trust that they do not expect sales to any accounts over which they exercise discretionary authority to exceed 5% of the total number of Securities offered by them.

     The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933. The Sellers have agreed to pay certain expenses of the Trust.

     One Security has been subscribed for by Goldman Sachs at an aggregate purchase price of $100.00. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price thereof paid in full to the Trust.

                             VALIDITY OF SECURITIES

     The validity of the Securities will be passed upon for the Trust by Sullivan & Cromwell, New York, New York, and for the Underwriters by Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), New York, New York.

                                    EXPERTS

     The financial statement included in this Prospectus has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


                              FURTHER INFORMATION

     The Trust has filed with the SEC, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 with respect to the Securities offered hereby. Further information concerning the Securities and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. Such Registration Statement is also available on the Commission's website (http://www.sec.gov).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Securityholder of Estee Lauder Automatic Common Exchange Security Trust:

     We have audited the accompanying statement of assets and liabilities of Estee Lauder Automatic Common Exchange Security Trust as of May 29, 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Estee Lauder Automatic Common Exchange Security Trust as of May 29, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.

New York, New York
May 29, 1998

             ESTEE LAUDER AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 29, 1998

                                                  ASSETS
Cash......................................................................................................   $100
                                                                                                             ----
     Total assets.........................................................................................   $100
                                                                                                             ----
                                                                                                             ----

                                               LIABILITIES
                                                                                                             $  0
                                                                                                             ----

Net Assets
Balance applicable to 1 Security outstanding..............................................................   $100
                                                                                                             ----
Net asset value per Security..............................................................................   $100
                                                                                                             ----
                                                                                                             ----

------------------
Notes to Financial Statements

(1) Estee Lauder Automatic Common Exchange Security Trust (the 'Trust') was established on April 21, 1998 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. Costs incurred in connection with the organization of the Trust will be paid by the Selling Stockholders referred to below.

(2) The Trust proposes to sell Trust Automatic Common Exchange Securities (the 'Securities') to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

    The Trust is a newly organized, finite-term trust established to purchase and hold a fixed portfolio of stripped U.S. Treasury securities and forward purchase contracts with existing stockholders of The Estee Lauder Companies Inc. (the 'Selling Stockholders') relating to the Class A Common Stock, par value $.01 per share, of The Estee Lauder Companies Inc. The Trust will be internally managed and will not have an investment adviser. The administration of the Trust, which will be overseen by the trustees, will be carried out by The Chase Manhattan Bank as trust administrator. The Chase Manhattan Bank will also serve as custodian for the Trust, and ChaseMellon Shareholder Services, L.L.C. will serve as paying agent, registrar and transfer agent with respect to the Securities. Ongoing fees and anticipated expenses for the term of the Trust will be paid for by the Selling Stockholders.


(3) The Trust issued one Security on May 29, 1998 to Goldman, Sachs & Co. in consideration for the aggregate purchase price of $100.

    The Amended and Restated Trust Agreement of the Trust provides that prior to the offering, the Trust will split the outstanding Security to be effected on the date that the price and underwriting discount of the Securities being offered to the public is determined, but prior to the sale of the Securities to Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc. The initial Security will be split into the smallest whole number of Securities that would result in the per Security amount recorded as shareholders' equity after effecting the split not exceeding the public offering price per Security.

                                    GLOSSARY

     'Administration Agreement' means the Administration Agreement between the Trust and The Chase Manhattan Bank, as Trust Administrator.

     'Administrator' means The Chase Manhattan Bank (or its successor) in its capacity as Trust Administrator under the Administration Agreement.

     'Amended and Restated Trust Agreement' means the trust agreement dated as of April 21, 1998 pursuant to which the Trust was formed, as amended and restated as of June 2, 1998.

     'Appreciation Threshold Price' means $73.05.

     'Average Market Price' per share of Class A Common Stock on any date means the average Closing Price per share of Class A Common Stock for the 20 Trading Days immediately prior to, but not including, such date, provided that for purposes of determining the payment required upon cash settlement of the Extendible Contract in connection with a Rollover Offering, 'Average Market Price' means the Closing Price per share of Class A Common Stock on the Trading Day immediately preceding the Pricing Date or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     'Beneficial Owner' means an actual purchaser of a Security, which will not receive written confirmation from DTC of their purchases of Securities but which are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities.

     'Calculation Period' means any period of Trading Days for which an average security price must be determined pursuant to the Contracts.

     'Cash Delivery Obligations' means, in respect of any Seller after a Reorganization Event, the Transaction Value of any consideration other than Marketable Securities received by such Seller in respect of the maximum number of shares subject to its Contract at the time of the Reorganization Event.

     'Cash Settlement Alternative' means the provision of the Extendible Contract that permits The Estee Lauder 1994 Trust, as Seller, to elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Class A Common Stock determined pursuant to the definition of 'Exchange Rate'.

     'Class A Common Stock' means the Class A Common Stock, par value $.01 per share, of the Company.

     'Class B Common Stock' means the Class B Common Stock, par value $.01 per share, of the Company.

     'Closing Price' of the Class A Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported,

the last reported sale price) of the Class A Common Stock as reported on the NYSE Composite Tape on such date of determination or, if the Class A Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Class A Common Stock is so listed, or if the Class A Common Stock is not so listed on a United States national or regional securities exchange, as reported by The NASDAQ National Market or, if the Class A Common Stock is not so reported, the last quoted bid price for the Class A Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Class A Common Stock deliverable under the Contracts as described under '--The Contracts--Dilution Adjustments' occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event.

     'Code' means the Internal Revenue Code of 1986, as amended.

     'Collateral Agent' means The Chase Manhattan Bank (or its successor) in its capacity as Collateral Agent under the Collateral Agreements.

     'Collateral Agreements' means the Collateral Agreements between the Sellers and The Chase Manhattan Bank, as Collateral Agent, securing the Sellers' obligations under their respective Contracts.

     'Collateral Event of Default' under any Seller's Collateral Agreement means, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at or prior to such time, failure of the collateral to consist of at least the maximum number of shares of Class A Common Stock subject to such Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described under 'Investment Objective and Policies--The Contracts-- Collateral Arrangements; Acceleration' above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Class A Common Stock (or shares of Marketable Securities deliverable pursuant to the Contracts) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Class A Common Stock (or the then-Average Market Price per share of such Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Class A Common Stock (or shares of such Marketable Securities) subject to such Contract at such time and (y) the number of shares of Class A Common Stock (or shares of such Marketable Securities) pledged as collateral at such time; and
(C) at any time after a Reorganization Event in which consideration other than Marketable Securities shall have been delivered, failure of any U.S. Government obligations pledged in respect of Cash Delivery Obligations to have a market value at such time of at least 105% of such Cash Delivery Obligations, if such failure shall not be cured within one business day after notice thereof is delivered to such Seller.

     'Company' means The Estee Lauder Companies Inc., a Delaware corporation.


     'Company Prospectus' means the prospectus of the Company, dated June 2, 1998 (pages A-1 through A-23 hereof), which describes the Company and the shares of Class A Common Stock deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date.

     'Company Successor' means a surviving entity or subsequent entity of the Company.

     'Contracts' means the forward purchase contracts between the Sellers and the Trust relating to the Class A Common Stock.

     'Custodian' means The Chase Manhattan Bank (or its successor) in its capacity as Custodian under the Custodian Agreement.

     'Custodian Agreement' means the Custodian Agreement between the Trust and The Chase Manhattan Bank, as Custodian.

     'Defaulting Seller' means a Seller with respect to which a Collateral Event of Default has occurred under such Seller's Collateral Agreement or that is the subject of a bankruptcy or insolvency.

     'Direct Participants' means Participants of DTC, including brokers and dealers, banks, trust companies, clearing corporation an certain other organizations, that are direct Participants of DTC.

     'DTC' means The Depository Trust Company.

     'Excess Purchase Payment' means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Class A Common Stock acquired in a tender offer or exchange offer by the Company over (ii) the Then-Current Market Price per share of Class A Common Stock.

     'Exchange Date' means June 5, 2001, except that the Extendible Contract permits The Estee Lauder 1994 Trust, as Seller, to elect (i) to extend the Exchange Date under such Contract to September 5, 2001, provided such Seller delivers to the Trust additional U.S. Treasury securities sufficient to fund the Trust's quarterly distribution on such date and (ii) following such an extension, to accelerate the Exchange Date under such Contract to a date not earlier than June 5, 2001, in connection with the consummation of a Rollover Offering.

     'Exchange Rate' means the rate of exchange of Class A Common Stock for Securities on the Exchange Date, and shall be determined as follows (subject to adjustment in certain events):

          o if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Class A Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

          o if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock; and

          o if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

     'Excluded Distribution' means any Permitted Dividend, any cash distributed in consideration of fractional shares of Class A Common Stock and any cash distributed in a Reorganization Event.

     'Extendible Contract' means the Contract to which The Estee Lauder 1994 Trust is a party, which permits that Seller to (i) elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Class A Common Stock determined pursuant to the definition of 'Exchange Rate' and (ii) to elect (a) to extend the Exchange Date under such Contract to September 5, 2001, provided such Seller delivers to the Trust additional U.S. Treasury securities sufficient to fund the Trust's quarterly distribution on such date and (b) following such an extension, to accelerate the Exchange Date under such Contract to a date not earlier than June 5, 2001, in connection with the consummation of a Rollover Offering.

     'Holders' means the registered holders of the Securities.

     'Indirect Participants' means Participants of DTC, such as securities brokers and dealers, banks and trust companies, that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly.

     'Initial Price' means $60.875.

     'Insufficiency Determination' means a determination by the Collateral Agent that U.S. Government obligations pledged by any Seller as substitute collateral shall fail to meet the requirements described under 'Investment Objective and Policies--The Contracts--Collateral Arrangements; Acceleration' above at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Class A Common Stock or shares of Marketable Securities subject to such Seller's Contract.

     'Investment Company Act' means the Investment Company Act of 1940, as amended.

     'majority of the Trust's outstanding Securities' means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     'Managing Trustee' means the Trustee of the Trust designated to serve as Managing Trustee.

     'Marketable Securities' means any common equity securities (whether voting or non-voting) listed on a U.S. national securities exchange or reported by The NASDAQ National Market.

     'NYSE' means the New York Stock Exchange.

     'Participants' means participants of DTC.

     'Paying Agent' means ChaseMellon Shareholder Services, L.L.C. (or its successor) in its capacity as transfer agent, registrar and Paying Agent under the Paying Agent Agreement.

     'Paying Agent Agreement' means the Paying Agent Agreement between the Trust and ChaseMellon Shareholder Services, L.L.C., as transfer agent, registrar and Paying Agent.

     'Permitted Dividend' means any quarterly cash dividend in respect of the Class A Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Class A Common Stock in excess of 12.5%.

     'Pricing Date' means the date that a Rollover Offering is priced.

     'Reorganization Event' means (A) any consolidation or merger of the Company, or any Company Successor, with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Class A Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor.

     'Rollover Offering' means a reoffering or refinancing of Securities effected not earlier than June 5, 2001 by means of a completed public offering or offerings (which may include one or more exchange offers) by or on behalf of the Seller under the Extendible Contract.

     'SEC' means the Securities and Exchange Commission.

     'Securities' means the $3.80 Trust Automatic Common Exchange Securities of the Trust.

     'Sellers' means The Estee Lauder 1994 Trust, The LAL 4002 Trust and The RSL 4201 Trust.

     'Then-Current Market Price' of the Class A Common Stock means the average Closing Price per share of Class A Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day following a record date, immediately prior to the earlier of the time such adjustment is effected and the related 'ex-date' on which the shares of Class A Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Class A Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Class A Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Class A Common Stock prior to such five Trading Days shall be the Then-Current Market Price.

     'Trading Day' means a day on which the Class A Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

     'Transaction Value' means (i) for any cash received in a Reorganization Event, the mount of cash received per share of Class A Common Stock, (ii) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Class A Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Class A Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause (iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described above shall occur with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date. For purposes of determining the Transaction Value, the terms 'Trading Day' and 'Closing Price' will have the same meanings, as applied to such Marketable Securities, as these terms have as applied to the Class A Common Stock for purposes of determining the Average Market Price.

     'Trust' means the Estee Lauder Automatic Common Exchange Security Trust.

     'Trustees' means the three trustees who will internally manage the Trust.


     'Underwriters' means Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., the Underwriters of the Securities.

     'Underwriters' Compensation' means the compensation of $1.83 per Security payable to the Underwriters by the Sellers pursuant to the Underwriting Agreement.

     'United States Holders' means a beneficial owner of Securities who or that is (i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of Securities.

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--------------------------------------------------------------------------------

     No person has been authorized to give any information or make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy securities other than the securities to which it relates or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

                               ------------------

                               TABLE OF CONTENTS

                                                   Page
                                                ----------
Prospectus Summary...........................       3
The Trust....................................       9
Use of Proceeds..............................       9
Investment Objective and Policies............       9
Risk Factors.................................       21
Description of the Securities................       22
Management and Administration of the Trust...       24
Certain Federal Income Tax Considerations....       27
Underwriting.................................       30
Validity of Securities.......................       31
Experts......................................       31
Further Information..........................       31
Report of Independent Accountants............       32
Statement of Assets and Liabilities..........       33
Glossary.....................................       34
The Estee Lauder Companies Inc.
  Class A Common Stock Prospectus............   Appendix A

                               ------------------

     Until June 27, 1998 (25 days after the date of this Prospectus) all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                4,076,548 Shares

                             Estee Lauder Automatic
                                Common Exchange
                                 Security Trust

                          $3.80 Trust Automatic Common
                              Exchange Securities
                         (TRACES Trademark/Servicemark)



                             ----------------------
                                   PROSPECTUS

                             ----------------------



                              Goldman, Sachs & Co.

                              Merrill Lynch & Co.

                               J.P. Morgan & Co.


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